UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

DNA Precious Metals, Inc.
(Exact name of registrant as specified in its charter)

Nevada	37-1640902
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

9125 rue Pascal Gagnon, Suite 204 Saint Léonard, Québec, Canada	H1P 1Z4
(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☒

Securities Act registration statement file number to which this form relates:	(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value
(Title of Class)

(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant’s Securities to be Registered.

The description of securities contained in DNA Precious Metals, Inc.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 20, 2011 (File No. 333-178624), declared effective on July 16, 2012, is incorporated by reference into this registration statement.

Item 2.   Exhibits.

Exhibit	Item

3.1	Articles of Incorporation (restated) - State of Nevada (filed as Exhibit 3.1 to the Company’s registration statement on Form S-1 as filed on December 20, 2011, and incorporated by reference herein)

3.2	By-Laws (filed as Exhibit 3.5 to the Company’s registration statement on Form S-1 as filed on December 20, 2011, and incorporated by reference herein)

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SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DNA Precious Metals, Inc.

Dated: April 23, 2013	/s/ Ronald K. Mann
Ronald K. Mann President/Chief Executive Officer

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